UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 18, 2023

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant (“KonaTel”), and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile” (“IM Telecom” or “Infiniti Mobile”).

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 18, 2023, the Company and IM Telecom, as “Purchasers,” entered into an Installment Sale Agreement (the “Installment Sale Agreement”) with ACP Financing VII Limited Liability Company, a Texas limited liability company (“ACP Finance”), as “Seller,” pursuant to which Seller has agreed to purchase new and refurbished cellular devices for distribution through the Purchaser’s distribution network to Affordable Connectivity Program (“ACP”) Federal Lifeline and California Lifeline eligible consumers, such devices operating on 4G or better technology platforms or any such other consumer technology equipment upon the mutual agreement of Seller and Purchaser (the “Devices”), and to sell such Devices to Purchaser.

Infiniti Mobile has worked to improve the quantity and quality of its sales distribution facilities over the past several months.  As such, it is seeing a significant uplift in sales capability.  To keep up with this increasing demand, it entered in to the Installment Sale Agreement with ACP Finance to help disburse the up front cost of needed equipment setting up additional and significant growth in the ACP and Lifeline space.

The following is a summary of the principal terms and conditions of the Installment Sale Agreement:

•	The Installment Sale Agreement is for a term of 24 months and has been put in place to allow for the purchase of equipment and to supply growth in our ACP and Lifeline programs;
•	Origination cost of the initial line of credit is three percent (3%), to be paid monthly over 12 months, with the initial used credit facility amounting to $1,365,000 and available to increase to $5,000,000;
•	There is a $2,000 per month administrative fee that is required to be paid monthly during the term of the Installment Sale Agreement or while any amount is outstanding thereunder;
•	Any early termination of the Installment Sale Agreement carries a two percent (2%) penalty in year one (1) and a one percent (1%) penalty in year two (2) on the “Installment Sale Contract Balance”, however, in the event we do not complete the divestiture of our interest in Tempo Telecom, LLC, a Georgia limited liability company and an Eligible Telecommunications carrier (“Tempo”), by July 14, 2024, or the “Maximum

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Amount of Credit” is not greater than $5,000,000 by the first anniversary of the Installment Sale Agreement, we may voluntarily prepay the entire amount then owed of the “Aggregate Open Installment Sale Contract Balance” and any associated interest, commitment fees and charges and such voluntary payment shall not be subject to the early payment penalty. For information on the potential Tempo divestiture, see the 8-K Current Report of the Company dated April 6, 2023, and filed with the SEC on April 17, 2023, a copy of which is available by Hyperlink in Section 9, Item 9.01, below, and is incorporated herein by reference. CCUR has a first lien on any funds received in the Tempo divestiture;

•	Equipment for supplying service to these programs requires up front capital purchases of phone and tablets, which are expensed up front in the month being sold, and the Installment Sale Agreement thereby allows Infiniti Mobile to spread the payment for the equipment to the vendor over a period of time to improve its cash flow which can be used for additional growth;
•	Credit availability for Infiniti Mobile will grow as revenue grows over time based on the addition of Lifeline and ACP disbursements;
•	Each installment sale has a term of nine (9) months, and the repayment for the respective installment sales is spread over that time in equal payments for each initiated “Installment Purchase Contact”;
•	Infiniti Mobile will work with ACP Finance, including month over month growth information, for purposes of determining the increase of the credit availability base, and it must utilize a minimum of 70% of the trailing three (3) month average of the available base; and
•	The ACP Finance Installment Sale Agreement is subordinate to the original Note Purchase Agreement and related Guarantee and Security Agreement with CCUR Holding, Inc. (“CCUR”) as collateral agent and Symbolic Logic, Inc. (“Symbolic”) whereby the Company pledged all of its assets to secure an initial debt financing of $3,150,000 (the “CCUR Loan” [see the 8-K Current Report dated June 14, 2022, and filed with the SEC on June 21, 2022, and the 8-KA Current Report dated June 14, 2022, and filed with the SEC on June 7, 2023, copies of which are available by Hyperlink in Section 9, Item 9.01, below, and are incorporated herein by reference]), all as outlined in an Intercreditor and Subordination Agreement between CCUR that was executed simultaneous to the Installment Sale Agreement with ACP Finance, and a copy of which accompanies this Current Report in Section 9, Item 9.01, below.

The Agreement also contains provisions regarding: governing law and jurisdiction; acknowledging the entire agreement between the parties; successors and assigns; application of payments; indemnity; notices; survival; survival; severability; expenses; injunctive relief; consequential damages; captions; counterparts and facsimile signatures; construction; confidentiality and sharing of information; publicity; amendments; assignment; and senior lender (CCUR Loan) subordination.

The Installment Sale Agreement is attached hereto and incorporated herein by reference in Section 9, Item 9.01, below, and the foregoing summary is modified in its entirety to this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Installment Sale Agreement
10.2	Intercreditor and Subordination Agreement

8-K Current Report dated June 14, 2022, and filed with the SEC on June 21, 2022 (CCUR Loan)

8-KA Current Report dated June 14, 2022, and filed with the SEC on June 7, 2023 (CCUR Loan)

8-K Current Report of the Company dated April 6, 2023, and filed with the SEC on April 17, 2023 (Tempo Divestiture)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: December 22, 2023	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman and Chief Executive Officer

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